EXHIBIT (A)

                                AMENDMENT TO THE

                              DECLARATION OF TRUST

                                       OF

                           THE GABELLI WESTWOOD FUNDS



     WHEREAS, the Trustees have previously established a trust to carry on the business of an investment company; and

     WHEREAS, the Trustees now desire to change the name of the Trust from "The Gabelli Westwood Funds" to "The Westwood Funds";

     NOW, THEREFORE, the Trustees hereby declare that this Declaration of Trust is hereby amended as follows:

     Article I, Section 1. is hereby amended and restated to read as follows:

                                    ARTICLE I
                              NAME AND DEFINITIONS

                           Section  1. NAME.  This Trust  shall be known as "The
                  Westwood Funds," and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.


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                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
instrument this 29th day of December, 2004.


                                                     /S/ Kart Otto Pohl
                                                     ---------------------------
                                                         Karl Otto Pohl


                                                     /S/ Anthony J. Colavita
                                                     ---------------------------
                                                         Anthony J. Colavita


                                                     /S/ James P. Conn
                                                     ---------------------------
                                                         James P. Conn


                                                     /S/ Werner J. Roeder, M.D.
                                                     ---------------------------
                                                         Werner J. Roeder, M.D.


                                                     /S/ Salvatore J. Zizza
                                                     ---------------------------
                                                         Salvatore J. Zizza